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                                 UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 22, 2006


                               NORDSTROM, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          WASHINGTON               001-15059                 91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)               NUMBER)             IDENTIFICATION NO.)


               1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                                   INAPPLICABLE
            (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


___  Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Named Executive Officer Compensation

On February 22, 2006 the Compensation Committee (the "Committee") of the
Board of Directors of Nordstrom, Inc. (the "Company") approved the following executive compensation actions relative to the Company's Named Executive
Officers (as defined in Regulation S-K item 402(a)(3)):

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
	                           2006           2006-09
		   2005        Stock Option   Performance Share      2006
Named Executive	   Bonus	  Grants (#)    Unit Awards (#)   Base Salary
Officer               (1)	     (2)           (3)	              (4)
-----------------------------------------------------------------------------
Blake W. Nordstrom
President          $1,506,680     49,048         8,720            $700,000

Peter E. Nordstrom
Executive Vice
President          $1,184,091     31,531         5,606            $490,000

Erik B. Nordstrom
Executive Vice
President          $1,184,091     31,531         5,606            $490,000

Michael G. Koppel
Executive Vice President
and Chief Financial
Officer            $  489,368     28,728         5,107            $440,000

James O'Neal
Executive Vice
President          $  488,246     22,495         3,999            $385,000


(1) The 2005 cash bonuses were determined based on the achievement of pre-established performance measures set by the Compensation Committee under the shareholder approved Nordstrom, Inc. Executive Management Group Bonus Plan.

(2) Stock options were granted pursuant to the terms of the Nordstrom, Inc. 2004 Equity Incentive Plan (the "Plan"). Stock option grants have a term of ten years with an exercise price of $40.27, the closing sales price of the Company's Common Stock on February 22, 2006, as reported on the New York Stock Exchange, and vesting occurs at the rate of 25% annually beginning one year from the date of grant.

(3) Performance Share Units (PSUs) are awarded pursuant to the terms of the Nordstrom, Inc. 2004 Equity Incentive Plan. PSUs entitle the participant to settle in shares of Company Common Stock or cash in lieu thereof upon the achievement of such performance goals as may be established by the Compensation Committee at the time of grant based on any one or combination of certain performance criteria enumerated in the Plan. 2006-2009 PSUs are earned over a three-year period. The percentage of PSUs granted that will actually be earned at the end of the three-year period is based upon the Company's total shareholder return compared to the total shareholder return
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of companies in a pre-defined group of retail peers.  Additionally, PSUs will only be earned if the Company's total shareholder return for the period is positive. The form of 2006-09 Performance Share Unit Notice and Award Agreement is attached hereto as Exhibit 10.1.

(4) Represents Named Executive Officers' base salaries effective April 1, 2006 set by the Compensation Committee on February 22, 2006.




















































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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NORDSTROM, INC.



                                             By: /s/ David L. Mackie
                                                --------------------
                                             David L. Mackie
                                             Vice President, Real Estate
                                             and Corporate Secretary


Dated: February 28, 2006






EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION





10.1 Form of 2006 Performance Share Unit Notice and Performance Share Unit Award Agreement


10.2 Nordstrom, Inc. Executive Management Group Bonus Plan, incorporated by reference to Registrant's definitive proxy statement filed with the Commission on April 15, 2004.


10.3 Nordstrom, Inc. 2004 Equity Incentive Plan, incorporated by reference to Registrant's definitive proxy statement filed with the Commission on April 15, 2004.